UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 23, 2012

Date of Report (Date of Earliest event reported)

NSU RESOURCES INC

(Exact Name of Registrant as Specified in its Charter)

Nevada 333-148546 20-8248213

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

500 Gran Street, Sault Ste Marie, Ontario Canada P6A 5K9

(Address of principal executive offices) (Zip Code)

(705) 253-0339 x 25

www.nsuresources.com

(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On April 20, 2012 NSU Resources Inc (the “Company”) entered into a sales agreement with Great Rock Development Corporation for the sale of Gold mineral rights of the Shatter Lake and Byers Brook claims of the Cobequid County of Nova Scotia, Canada in exchange for 75,000,000 common shares of Great Rock Development Corporation.

Section 2 – Financial Information

Item 2.01 Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 20, 2012 NSU Resources Inc (the “Company”) entered into a sales agreement with Great Rock Development Corporation for the sale of Gold mineral rights of the Shatter Lake and Byers Brook claims of the Cobequid County of Nova Scotia, Canada in exchange for 75,000,000 common shares of Great Rock Development Corporation.

Great Rock Development Corporation is a Florida Company where Dr Luc Duchesne, President and CEO of NSU Resources is Chairman of the Board of Directors of Great Rock Development Corporation.

Item 9.0 Financial Statements and Exhibits.

9.1 Agreement between NSU Resources and Great Rock Development Corporation

9.2	Resolution of the Board of Directors of Great Rock Development Corporation
9.3	Resolution of the Board of Directors of NSU Resources Inc

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NSU Resources Inc

Date: April 23, 2012 By: /s/Luc C Duchesne

Name: Luc C. Duchesne

Title: President and Chief Executive Officer

The information in this report and the exhibits hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.

Exhibit Index

Exhibit No. Description

10.1	Agreement between NSU Resources and Great Rock Development Corporation

10.2	Resolution of the Board of Directors of Great Rock Development Corporation
10.3	Resolution of the Board of Directors of NSU Resources Inc

THIS MINERAL PROPERTY ACQUISITION AGREEMENT is entered into as of the 19h day of April, 2012

BETWEEN:               NSU Resources Inc., a Nevada corporation (the "Vendor"), having for purposes of notice under this Agreement an address at 500 Gran Street, Sault Ste Marie, ON P6K 5K9

AND:                         Great Rock Development Corporation, a Florida corporation (the “Purchaser”), having for purpose of notice under this Agreement an Address at 500 Gran Street, Sault Ste Marie, ON P6K 5K9

WHEREAS:

A.       The Vendor is the beneficial and registered owner of the “Gold” mineral interests described and illustrated in Schedule "A" attached hereto (the "Property"), located in Nova Scotia, Canada; and,

B.        The Vendor has agreed to sell to the Purchaser and the Purchaser has agreed to purchase the Gold mineral rights in accordance with the terms and conditions hereinafter set forth;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of US $1 dollar and 75,000,000 (seventy five million) common shares of the Purchaser (the “Shares”), payable as set forth in Section 2.2, and for other good and valuable consideration, and the payment of royalties (Section 4) the sufficiency whereof the Vendor hereby acknowledges, and subject to the further conditions set forth in Section 2.2 and elsewhere of this Agreement, THE PARTIES HERETO AGREE AS FOLLOWS:

1.      Representations and Warranties of the Vendor

1.1  The Vendor hereby represents and warrants to the Purchaser as follows:

(a)        it is, and at the time of transfer to the Purchaser will be, the sole beneficial owner(s) of a 100% undivided mineral right interest in and to the Properties free and clear of all liens, charges and claims of others, and no taxes or rentals are or will be due in respect of any thereof;

(b)       there is no adverse claim or challenge to the ownership of or title to the Property nor to the knowledge of the Vendor is there any basis therefor, and there are no outstanding agreements or options to acquire or purchase the Vendor’s interest in the Property or any portion thereof, save for the provisions of Royalties as outlined herein;

(c)        the mineral claims comprising the Properties have been properly staked and recorded and are in good standing in the mining division in which they were recorded; and

(d)       neither the Vendor nor, to the best of their knowledge, any predecessor in interest or title of the Vendor to the Properties has done anything whereby the Property may be subject to any lien, adverse claim, option to purchase or acquire or other encumbrance.

1.2       The representations and warranties contained in subsection 1.1 are provided for the exclusive benefit of the Purchaser, and a breach of any one or more thereof may be waived by the Purchaser, in whole or in part, at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty; and the representations and warranties contained in that subsection shall survive the execution hereof.

2.      Acquisition of The Gold Mineral Rights

2.1       The Vendor, subject to the terms hereof, hereby agrees to sell and transfer to the Purchaser a 100% undivided interest in and to the gold mineral rights of the Properties free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto, subject to the Royalties as outlined herein.  If the Purchaser should notify the Vendor in writing of any claims or burdens against the Property then, after ascertaining the validity thereof, the Vendor shall, within a reasonable period of time after notification thereof by the Purchaser, attend to the discharge of such claims at his or their own expense, or will indemnify the Purchaser against the same and will provide such security as may reasonably be requested by the Purchaser to secure such indemnity.

2.2       The Purchaser agrees to purchase the Property and pay the sum of CDN $1 and 75,000,000 (seventy five million) common shares of the Purchaser, to be paid by the Purchaser to the Vendor as follows:

•         CDN $ 1 on closing;

•         delivery of the Shares on or before May 1, 2012, registered to the Vendor.

3.      Registration and Transfer of Properties

3.1              Concurrently with the execution of this Agreement, the Vendor shall deliver to the Purchaser such transfer documents (hereinafter referred to as the "Property Transfer Documents") as the Purchaser or its counsel may reasonably deem necessary to assign, transfer and assure to the Purchaser, good, safe, holding and marketable title to 100% of the Property.

4.        Royalty

4.1       Upon the Commencement of Commercial Production (as defined in Schedule “B”), the Purchaser shall pay a royalty (the “Royalty”), being equal to 25% of net smelter returns on minerals mined from the Property on the terms and conditions as set out in this paragraph and in Schedule "B" hereto.  The Purchaser may purchase one-half of the full Royalty at any time from for CDN $1,000,000.

4.2       No Royalty on Test Materials: Purchaser shall have the right to mine and market amounts of minerals substances reasonably necessary for sampling, assaying, metallurgical testing and evaluating the mineral potential of the Property without incurring any obligation to make production Royalty payments.

5.      Transfers

5.1              The Purchaser may at any time sell, transfer or otherwise dispose of all or any portion of its interest in and to the Property and under and in respect of this Agreement provided that any purchaser, grantee or transferee of any such interest shall have first delivered to the Vendor a copy of the instrument of transfer containing a covenant by such transferee to perform the obligations of the Purchaser to be performed under this Agreement, including the payment of the Royalty, in proportion to the interest in the Property acquired by the transferee.

6.      Notice

6.1       Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be delivered or faxed to such party at the address for such party specified above.  The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered or, if given by telecopier, shall be deemed conclusively to be the next business day.  Either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

7.      General

7.1       This Agreement shall supersede and replace any other agreement or arrangement, whether oral or written, heretofore existing between the parties in respect of the subject matter of this Agreement.

7.2       The parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any party the partner, agent or legal representative of any other party, nor create any fiduciary relationship between them for any purpose whatsoever. No party shall have any authority to act for, or to assume any obligations or responsibility on behalf of, any other party except as may be, from time to time, agreed upon in writing between the parties or as otherwise expressly provided.

7.3       No consent or waiver expressed or implied by either party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall be deemed or construed to be a consent to or a waiver of any other breach or default.

7.4       The parties shall promptly execute or cause to be executed all documents, deeds, conveyances and other instruments of further assurance which may be reasonably necessary or advisable to give effect to the foregoing.  Without limiting the foregoing, the Vendor acknowledges that the Purchaser intends to change its name to Joshua Gold Resources Inc., or another similar name, and confirms that it will execute any consent (as a shareholder, vendor, royalty-holder or otherwise) or other instrument or agreement required to give effect to, or as a result of, such name change.

7.5       This Agreement may be subject to the approval of the appropriate regulatory authorities and the parties agree to use their respective best efforts to obtain such approval, as well as to execute such reasonable amendments as may reasonably be required to obtain such approval.

7.6       This Agreement shall be construed in accordance with the laws in force from time to time in the Province of Ontario.

7.7       This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

IN WITNESS WHEREOF the Vendor have hereunto set their hand, and an authorized signatory of the Purchaser has hereunto signed this Agreement, as of the day and year first above written.

Signed:

GREAT ROCK DEVELOPMENT CORPORATION	NSU RESOURCES INC
Signed: /s/ Daniel Brough	Signed: /s/ Luc C. Duchesne
Name: Daniel Brough	Name: Dr. Luc C Duchesne

SCHEDULE "A"

THE PROPERTIES

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Aug. 26/11
$ 17.13

NOVA SCOTIA
Natural Resources

Form 1 - Notice of Transfer
(pursuant to the *Mineral Resources Act*, S.N.S. 1990, c. 18, s. 86)

Part 1

Notice is hereby given that ____________ of ____________ (or CLEAR LAKE RESOURCES INC., a body corporate duly incorporated under the laws of NOVA SCOTIA with head office at 11 RIVER RD, TERENCE BAY, NS) (hereinafter called the Transferor) has, subject to compliance with Section 85 of the *Mineral Resources Act*, sold, transferred, assigned or disposed of the mineral right or non-mineral registration, or interest in a mineral right or non-mineral registration, described below to MATTHEW SACCO of OAKVILLE, ONTARIO (or ____________, a body corporate duly incorporated under the laws of ____________ with head office at ____________) (hereinafter called the Transferee):

EXPLORATION LICENCE 08996, CLAIMS MAP 11E11B

Signed on JULY 22, 2011.

Witness ____________ **Transferor** LINDSAY ALLEN FOR CLEAR LAKE RESOURCES INC.

Affidavit of Execution
(Witness)

I, DAWN MAXWELL of the City of Halifax in the Province of Nova Scotia, make oath and say:

1. I was personally present and saw the Notice of Transfer in Part 1 duly signed, sealed and executed by LINDSAY ALLEN, the Transferor.

2. I am a subscribing witness to the Notice of Transfer in Part 1.

Sworn or affirmed before me
in the City of Halifax
in the Province of NS
on July 22, 2011

A Commissioner of Oaths, Barrister, etc. **Witness**

FRANCO P. TARULLI
A Barrister of the Supreme Court of Nova Scotia

Part 2

The Transferee hereby acknowledges the transaction referred to in Part 1.

Signed on AUG 22, 2011.

Witness **Transferee**

1 of 2

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Affidavit of Execution

(Witness)

I Angie Strelic, of the City of Toronto in the Province of Ontario, make oath and say:

1. I was personally present and saw the Acknowledgement in Part 2 duly signed, sealed and executed by Matthew Sacco, the Transferee.
2. I am a subscribing witness to the Acknowledgement in Part 2.

Sworn or affirmed before me
in the City of Toronto
in the Province of Ontario
on August 22, 2011

A Commissioner of Oaths, Barrister [stamp: Maria Anna Filice, a Commissioner, etc., City of Toronto, for Di Gregorio & Associates, Barristers and Solicitors. Expires July 14, 2013.] Witness

Part 3

I, Danielle Nicholson ~~Minister of Natural Resources~~ For Registrar, hereby consent to the transfer referred to in Part 1.

Signed on August 30, 2011.

Witness For **Minister/Registrar**

Part 4

Recorded at the office of the Registrar on August 30, 2011, at 10:25 a.m./p.m. as instrument Transfer # 5062, page number 08986

Exploration Licence

For **Registrar**

For further information, contact the Registrar of Mineral and Petroleum Titles at 1-902-424-4068.

2 of 2

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NOVA SCOTIA
Natural Resources

Form 8
Exploration Licence

No. 08996

This Exploration Licence is hereby granted to Elk Exploration Ltd.

of Terence Bay River in the Province of Nova Scotia

to exercise the right to search and prospect for **all minerals saving and excepting salt, potash, coal, uranium, and geothermal resources** to extract minerals for test purposes and to apply for a mining lease for all or part of the area held under this exploration licence, for a period not exceeding 12 months from the date hereof, within that area of ground situated at or near Johnston Lake in the County of Colchester as described as follows:

CLAIMS	TRACT	REFERENCE MAP
AHJQ	64*	11 E 11 B
AB*C*D*E*F*GHJ*K*L*M*N*O*P*Q*	65	11 E 11 B
A*B*C*DEF*G*H*J*K*L*M*N*O*P*Q*	66	11 E 11 B
All Claims	67*	11 E 11 B
CDEF LMNO	68*	11 E 11 B
All Claims	80*	11 E 11 B
AH	81*	11 E 11 B

*WATER SUPPLY AREA

First Year of Issue

This Exploration Licence is granted subject to:

a) the rights of the owner or tenant of the land covered by this Licence;
b) the provisions of the *Mineral Resources Act* and Regulations, and of any Act or regulations that amend or replace them; and
c) any order of the Governor in Council made upon the report and recommendation of the Minister of Natural Resources in respect of any works or rights authorized by this Exploration Licence.

In Witness whereof this Exploration Licence is duly executed in the name of the Registrar of Mineral and Petroleum Titles on February 2, 2010 at Halifax in the County of Halifax.

Signed, sealed and delivered in the presence of

Witness

Registrar of Mineral and Petroleum Titles

FORM No. 8 Rev. 12/04

10/02/2011 02:57 8885267755 AIRAM CAPITAL GROUP PAGE 01

CR 1691
Aug. 26/11
$17.13

NOVA SCOTIA
Natural Resources

Form 1 - Notice of Transfer
(pursuant to the *Mineral Resources Act*, S.N.S. 1990, c. 18, s. 86)

Part 1

Notice is hereby given that BLACKFLY EXPLORATION + MINING of EAST CHEZZETCOOK ______ (or ______, a body corporate duly incorporated under the laws of ______ with head office at ______) (hereinafter called the Transferor) has, subject to compliance with Section 85 of the *Mineral Resources Act*, sold, transferred, assigned or disposed of the mineral right or non-mineral registration, or interest in a mineral right or non-mineral registration, described below to MATTHEW SACCO of OAKVILLE, ONTARIO (or ______, a body corporate duly incorporated under the laws of ______ with head office at ______) (hereinafter called the Transferee):

EXPLORATION LICENCE 09388, NTS 11E 11B

Signed on JULY 22, 2011.

Witness

Transferor JOHN MACISAAC FOR BLACKFLY EXPLORATION + MINING

Affidavit of Execution
(Witness)

I, DAWN MAXWELL of the City of Halifax in the Province of Nova Scotia, make oath and say:

1. I was personally present and saw the Notice of Transfer in **Part 1** duly signed, sealed and executed by JOHN MACISAAC, the Transferor.

2. I am a subscribing witness to the Notice of Transfer in Part 1.

Sworn or affirmed before me
in the City of Halifax
in the Province of Nova Scotia
on July 22, 2011

A Commissioner of Oaths, Barrister, etc.
FRANCO P. TARULLI
A Barrister of the Supreme Court of Nova Scotia

Witness

Part 2

The Transferee hereby acknowledges the transaction referred to in Part 1.

Signed on AUG 22, 2011.

Witness

Transferee

1 of 2

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Affidavit of Execution

(Witness)

I, Angie Sirlic, of the City of Toronto in the Province of Ontario, make oath and say:

1. I was personally present and saw the Acknowledgement in Part 2 duly signed, sealed and executed by Matthew Sacco, the Transferee.
2. I am a subscribing witness to the Acknowledgement in Part 2.

Sworn or affirmed before me
in the City of Toronto
in the Province of Ontario
on August 22, 2011

M. Filice

A Commissioner of Oaths, Barrister [stamp: MARIA ANNA FILICE, a Commissioner, etc., City of Toronto, for Di Gregorio & Associates, Barristers and Solicitors. Expires July 14, 2013.] **Witness**

Part 3

I, John Donahue, ~~Minister of Natural Resources~~/for Registrar, hereby consent to the transfer referred to in Part 1.

Signed on August 30, 2011.

Witness

~~Minister~~/for Registrar

Part 4

Recorded at the office of the Registrar on August 30, 2011, at 9:45 a.m./~~p.m.~~ as instrument Transfer #5062, page number [redacted]09388

Exploration Licence

for Registrar

For further information, contact the Registrar of Mineral and Petroleum Titles at 1-902-424-4068.

2 of 2

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NOVA SCOTIA
Natural Resources

Form 8
Exploration Licence

No. 09388

This Exploration Licence is hereby granted to Blackfly Exploration & Mining of Head of Chezzetcook in the Province of Nova Scotia

to exercise the right to search and prospect for **all minerals saving and excepting salt, potash, coal, uranium, and geothermal resources** to extract minerals for test purposes and to apply for a mining lease for all or part of the area held under this exploration licence, for a period not exceeding 12 months from the date hereof, within that area of ground situated at or near Warwick Mountain in the County of Colchester as described as follows:

CLAIMS	TRACT	REFERENCEMAP
NO	79*	11 E 11 B
ABCF GHJK LOPQ	89*	11 E 11 B
CDEF LMNO	90*	11 E 11 B
CD	103*	11 E 11 B
ABC	104*	11 E 11 B

*WATER SUPPLY AREA

First Year of Issue

This Exploration Licence is granted subject to:

a) the rights of the owner or tenant of the land covered by this Licence;
b) the provisions of the *Mineral Resources Act* and Regulations, and of any Act or regulations that amend or replace them; and
c) any order of the Governor in Council made upon the report and recommendation of the Minister of Natural Resources in respect of any works or rights authorized by this Exploration Licence.

In Witness whereof this Exploration Licence is duly executed in the name of the Registrar of Mineral and Petroleum Titles on October 28, 2010 at Halifax in the County of Halifax.

Signed, sealed and delivered in the presence of

Witness

Registrar of Mineral and Petroleum Titles

FORM No. 8 Rev. 12/04

SCHEDULE "B"

THIS IS SCHEDULE "B" to the Mineral Property Acquisition Agreement dated as of the 15h ____ day of April, 2012.

NET SMELTER RETURNS ROYALTY

1. For the purposes of this Agreement the following words and phrases shall have the following meanings, namely:

(a)        "Commencement of Commercial Production" means:

(i)         if a mill is located on the Property, the last day of a period of 40 consecutive days in which, for not less than 30 days, the mill processed ore from the Property at 60% of its rated concentrating capacity; or

(ii)        if a mill is not located on the Property, the last day of a period of 30 consecutive days during which ore has been shipped from the Property on a reasonably regular basis for the purpose of earning revenues, but any period of time during which ore or concentrate is shipped from the Property for testing purposes, or during which milling operations are undertaken as initial tune-up, shall not be taken into account in determining the date of Commencement of Commercial Production;

(b)        "Net Smelter Returns" shall mean the gross proceeds received by the Purchaser in any year from the sale of Product from the mining operation on the Property, less:

(i)         the cost of transportation of such Product to a smelter or other place of treatment, and

(ii)        smelter and treatment charges;

(c)        "Ore" shall mean any material containing a mineral or minerals of commercial economic value mined from the Property; and

(d)       "Product" shall mean Ore mined from the Property and any concentrates or other materials or products derived therefrom, but if any such Ore, concentrates or other materials or products are further treated as part of the mining operation in respect of the Property, such Ore, concentrates or other materials or products shall not be considered to be "Product" until after they have been so treated.

2.  For the purposes of calculating the amount of Royalty payable to the Vendor hereunder, if, after the Commencement of Commercial Production, the Purchaser sells any Product to one of its subsidiaries or affiliates, and if the sale price of such Product is not negotiated on an arm's-length basis, the Purchaser shall for the purposes of calculating NetSmelter Returns only and notwithstanding the actual amount of such sale price, add to the proceeds from the sale of such Product an amount which would be sufficient to make such sale price represent a reasonable net sale price for such Product as if negotiated at arm's length.

3.  The Purchaser shall by notice inform the Vendor of the quantum of such reasonable net sale price and, if the Vendor does not object thereto, within 60 days after receipt of such notice, said quantum shall be final and binding for the purposes of this Agreement.

4.  The Purchaser may remove reasonable quantities of Ore and rock from the Property for the purpose of bulk sampling and of testing, and there shall be no Royalty payable to the Vendor with respect thereto unless revenues are derived therefrom.

5.  The Purchaser shall have the right to commingle with Ores from the Property, ore produced from other properties, provided that prior to such commingling, the Purchaser shall adopt and employ reasonable practices and procedures for weighing, determining moisture content, sampling and assaying, as well as utilize reasonable accurate recovery factors in order to determine the amounts of products derived from, or attributable to Ore mined and produced from the Property. The Purchaser shall maintain accurate records of the results of such sampling, weighing and analysis as pertaining to ore mined and produced from the Property.

6.  Installments of the Royalty payable shall be paid by the Purchaser to the Vendor promptly following the receipt by the Purchaser of the payment from the smelter, refinery or other place of treatment of the proceeds of sale of the minerals, Ore, concentrates or other product from the Property.

7.  Within 120 days after the end of each fiscal year, commencing with the year in which Commencement of Commercial Production occurs, the accounts of the Purchaser relating to operations on the Property and the statement of operations, which shall include the statement of calculation of Royalty for the year last completed, shall be audited by the auditors of the Purchaser at its expense. The Vendor shall have 45 days after receipt of such statements to question the accuracy thereof in writing and, failing such objection, the statements shall be deemed to be correct and unimpeachable thereafter.

8.  If such audited financial statements disclose any overpayment of Royalty by the Purchaser during the fiscal year, the amount of the overpayment shall be deducted from future installments of Royalty payable.

9.  If such audited financial statements disclose any underpayment of Royalty by the Purchaser during the year, the amount thereof shall be paid to the Vendor forthwith after determination thereof.

10.  The Purchaser agrees to maintain for each mining operation on the Property, up-to-date and complete records relating to the production and sale of minerals, Ore, bullion and other product from the Property, including accounts, records, statements and returns relating to treatment and smelting arrangements of such product, and the Vendor or its agents shall have the right at reasonable times and intervals, including for a period of 12 months following the expiration or termination of this Agreement, to inspect such records, statements and returns and make copies thereof at its own expense for the purpose of verifying the amount of Royalty payments to be made by the Purchaser to the Vendor pursuant hereto.  The Vendor shall have the right to have such accounts audited by independent auditors at its own expense once each fiscal year.

GREAT ROCK DEVELOPMENT CORPORATION

MINUTES of a Meeting of the Board of Directors of Great Rock Development Corporation held via teleconference, with Mr. Danny Wong and Daniel Brough in Oakville Canada and Dr. Luc Duchesne in Ottawa, starting 14:00 pm eastern standard time, on the 19th of April, 2012.

Present:

Daniel Brough, Danny Wong and Dr. Luc C. Duchesne, being all the member of the board of directors

The Directors waived notice of the Meeting:

Chairman & Secretary:

Dr. Duchesne took the Chair and Mr. Wong accepted the invitation to act as Secretary and record the Minutes of the Meeting.

The Chairman stated that the Meeting was called to discuss the acquisition of Gold Mineral rights from 4200 acres of properties (Byers Brook and Shatter Lake claims) in the Cobequid Highlands of Colchester County in Nova Scotia owned by NSU Resources Inc. for seventy five millions (75,000,000) common Rule 144 Common shares of Great Rock Development Corporation.

The Chairman further emphasized that he is conflicted as a shareholder, director and officer of both Great Rock Development Corporation and NSU Resources Inc.

RESOLVED, that the board of Directors hereby authorizes the acquisition of the Gold mineral rights of the Byers Brook and Shatter Lake claims) in the Cobequid Highlands of Colchester County in Nova Scotia owned by NSU Resources Inc. for seventy five millions (75,000,000) common Rule 144 Common shares of Great Rock Development Corporation.

Termination of Meeting:

There being no further business to discuss, the meeting was terminated.

/s/ Danny Wong

Danny Wong

Director

Abstains from voting

Dr. Luc C. Duchesne

Director

/s/ Daniel Brough

Daniel Brough

Director

NSU RESOURCES INC

MINUTES of a Meeting of the Board of Directors of NSU Resources Inc., (the “Company”) held via Teleconference, on the 19th of April 2012 at 9:00 AM Standard Eastern Time with Dr Williams in Montreal, Canada and Dr Duchesne in Ottawa Canada.

Present: Dr Robert Williams, Dr. Luc C Duchesne, via teleconference. Constituting a quorum of the members of the Board of Directors

The Directors waived notice of the Meeting: The Meeting was called to discuss the sale of the Gold mineral rights from the Byers Brook and Shatter Lake claims owned NSU Resources in Colchester County of Nova Scotia in exchange for 75,000,000 common shares of Rule 144 of Great Rock Development Corporation.

Dr Duchesne emphasized that he is a director, officer and shareholder of both NSU Resources Inc and Great Rock Development Corporation.

BE IT RESOLVED THAT that the Gold Mineral rights of the Byers Brook and the Shatter Lake claims be sold to Great Rock Development Corporation for 75,000,000 common shares of Great Rock Development Corporation.

There being no further business to discuss, the meeting was terminated.

Abstains from voting

Luc C Duchesne

Director

/s/ Robert Williams

Robert Williams

Director